© October 28, 2026. Morningstar. All Rights Reserved. Letter from CEO Kunal Kapoor Third-Quarter Earnings 2026 Dear Morningstar shareholders, In the third quarter of 2026, Morningstar reported 8.9% revenue growth, with organic growth of 6.8%. Excluding the impact of sunsetting certain products, organic revenue increased 7.8%. Operating and adjusted operating income increased 31.0% and 26.1%, respectively, lifting operating margin to 24.9% and adjusted operating margin to 28.3%. We repurchased $100 million of shares in the quarter, bringing year-to-date purchases to $500 million and reducing shares outstanding by 6.6% since the end of 2025. We're buying back stock at a price we believe is discounted while continuing to compound the value of the business. As an owner myself, I find this combination motivating and compelling. In this letter, I'll focus on our progress on two strategic themes–owning the language of public and private markets and becoming AI native–followed by an update on Morningstar Retirement. Owning the Language of Public and Private Markets The convergence of public and private markets is reshaping the investment landscape, creating new opportunities but also increasing the complexity of the decisions facing investors. Investors and the professionals who work with them are grappling with shifting risk-reward ratios, new liquidity challenges, and opaque pricing. And institutions are still figuring out how to effectively serve retail investors with private investments. Our 40-year-plus track record of shaping how investors and advisors think about the markets and our broad reach, which extends to asset managers, institutional asset owners, fixed-income security issuers, regulators, and the media, put us in a unique position to bridge this gap and provide a language of investing for the decades ahead. We continue to lead with research. To help investors understand what they’re paying, we recently introduced new semiliquid fee comparison research and tools and are integrating fee comparisons into the Morningstar Medalist Ratings methodology. PitchBook has expanded its coverage of late-stage private companies, including OpenAI and Anthropic, drawing on the depth of its historic data on financing rounds, valuations, and ownership changes. Morningstar Credit is helping fixed-income investors identify credit risks and opportunities as private credit issuance surges to finance energy infrastructure projects. For the year-to-date through Sept. 30, unpublished ratings accounted for roughly 30% of total credit ratings-related revenue, contributing to Morningstar Credit’s 25.9% revenue growth compared to the prior-year period. We're also hearing increasing interest from corporates in other sectors in using hybrid public-private credit financings that, until now, have been used primarily to support data center construction, creating potential new opportunities for the business. As private credit and evergreen vehicles continue to scale, our indexes are gaining meaningful traction with investors navigating this fast-growing segment of private markets. We’ve seen strong client engagement with Morningstar PitchBook Evergreen Fund Indexes for evaluating and benchmarking evergreen and semiliquid funds. Additionally, Morningstar Indexes announced a collaboration with Houlihan Lokey earlier this year to bring independent, daily-valued benchmarks to the $1.5 trillion collateralized loan obligation market in early 2027, extending our indexing capabilities into a key growing segment of private credit.

Letter from CEO Kunal Kapoor Third-Quarter Earnings 2026 © October 28, 2026. Morningstar. All Rights Reserved. Morningstar Wealth is addressing the challenge of bringing public and private market capabilities together within a single model portfolio framework, drawing on its independent research, disciplined asset allocation, and portfolio construction capabilities. In October, we announced that Morningstar Wealth will make the Morningstar Public/Private Select Series, developed in collaboration with Apollo, Franklin Templeton, and J.P. Morgan Asset Management, available through Envestnet’s platform. Becoming AI Native AI is rapidly changing workflows across the economy, and over time it will likely change nearly every aspect of how people invest, but most investors are building on the portfolios and frameworks they already have, not starting over. We are moving quickly to embed our trusted data, independent research, and proprietary intellectual property wherever decisions are made, including inside our client’s own AI tools. Enhancing Our Platforms with New Agentic Capabilities On Oct. 7, we launched Direct AI. It pairs specialized agents and conversational capabilities with Morningstar’s research, ratings, and analytical frameworks to help users solve complex problems and find new, better ways to work, while reducing time spent on manual tasks. Our manager research analysts provided early feedback and analytical insights throughout development as we leveraged our broader team’s deep knowledge of investment workflows to tailor Direct AI’s capabilities to our clients’ needs. The resulting product goes beyond what’s available in general-purpose AI tools. Our agents support a range of workflows from manager research to product development to distribution. For example, an analyst at a wealth management firm reviewing an underperforming manager can use a simple prompt to generate a detailed performance and attribution analysis, supplemented by context provided by our analyst team’s research where available. The early response has been encouraging. Roughly 3,500 Direct users have logged into Direct AI at least once, and 86% of them have sent a query or run an agent, with engagement rising daily and more than 42,000 prompts submitted to date. Manager research is the most common use case, although users are increasingly exploring other capabilities. Also in October, PitchBook announced PitchBook AI, new agentic capabilities that turn a natural-language request into a complete, shareable work product and automate the recurring work investment teams run every week. Now in preview with a limited group of clients, PitchBook AI supports workflows across the investment lifecycle, from monitoring and briefings to investment committee prep, earnings digests, board and client deliverables, and corporate development, all grounded in PitchBook’s curated data. We expect broader release by early 2027. Keep an eye out for further enhancements coming to the platform next month, including the introduction of our first AI-native standalone workflow solution. Meeting Demand for Data Where Our Clients Work We’re seeing growing evidence that AI is driving demand for our data. Our model context protocol (MCP) offerings bring Morningstar and PitchBook data, research, and intellectual property into third-party AI platforms and our clients’ internal AI tools, and adoption is growing: Roughly 28% of PitchBook clients and 28% of Morningstar Direct clients (with at least one Direct license) have accessed our MCP offerings since they were launched. As clients increasingly engage with our data within AI-driven workflows, we’re seeing engagement grow as well. For example, from its launch a year ago through late October 2026, cumulative tool calls to the PitchBook Data Premium Connector exceeded 13 million, an increase from 1 million in July 2026.

Letter from CEO Kunal Kapoor Third-Quarter Earnings 2026 © October 28, 2026. Morningstar. All Rights Reserved. With the recent launch of the Morningstar Sustainalytics MCP, we see an additional opportunity to bring curated data backed by consistent methodologies and IP to our clients. This goes well beyond what they can easily access in third-party AI tools: An internal assessment found that a leading large language model drawing on public sources could identify climate emissions in only 12-15% of companies in a sample of the Morningstar US Large Cap 500 Index; that number fell to less than 1% for corporate involvement in key product and business activities. In time, these figures will inevitably rise, but our goal is to keep innovating and raising the bar for the pace at which we launch new data and research IP. More broadly, data is contributing to revenue growth across the business, however clients access it. Within Direct Platform, our core managed investment data product has grown at a strong clip so far this year, supported by expanded client use cases as investment professionals increasingly leverage internal and external AI tools within their workflows. While a year ago we were focused on growth in Morningstar Direct licenses, now we’re increasingly focused on and seeing growth across our important enterprise relationships. At PitchBook, our direct data offering is still a smaller share of segment revenue but is growing quickly and was an important driver of segment growth for the year-to-date through Sept. 30. Morningstar Retirement Update The retirement business is one we love—it’s mission aligned and delivers tangible outcomes for millions of American workers, including the 2.6 million retirement plan participants enrolled in managed accounts as of June 30, 2026. We also have great relationships with key partners and have grown together with them over time. We believe investors have been well served by professional investment management, reasonable fees, and the long-term orientation of our offerings. That said, the retirement industry, historically slow to change, has entered a period of more rapid transformation. As baby boomers age, more affluent participants are rolling their assets out of defined contribution plans, with an estimated $6.3 trillion leaving between 2015 and 2024 through rollovers and cashouts, including benefit payments to retired participants and beneficiaries. When investors roll over their accounts into retail IRAs, it’s not always for the better, as investors often end up in higher-fee offerings. Rollovers also put pressure on net flows to managed accounts. At the same time, we’ve seen a number of other changes and innovations, spanning new state mandates, discussion of a federally backed IRA program, new flexibility to incorporate private assets in defined contribution portfolios, growing interest among wealth advisors in offering retirement plan services, and an explosion of smaller plans. With our range of offerings, we’re well-positioned to help investors meet their goals even as the market changes. We’ve spent several years repositioning our products to better serve advisors and smaller plans, and to support a broader range of investments. Advisor managed accounts, launched in 2022, give the growing number of advisory firms (registered investment advisors and broker-dealers) that help employers design retirement plans more input and control. In addition to expanding Morningstar's reach into the growing advisor market, advisor managed accounts can also reduce incentives to recommend rollovers, making clients more likely to remain in their existing plans, which often offer lower fees and more thoroughly vetted investment options. Sales cycles are long in this business, and it takes time to gather assets once a program is in place, but adoption has been encouraging. Advisor managed accounts were an important driver of net inflows both in 2025 and for the year-to-date through Sept. 30, 2026. Earlier this year, we also significantly upgraded Fiduciary Services, which helps advisors and employers (plan sponsors) build and manage investment lineups while seeking to reduce their fiduciary risk. It primarily serves small plans and gives us another way to reach advisor-sold plans. We rebuilt the technology platform and redesigned the underlying methodology so plans can choose from a broader range of asset classes and investments while retaining our fiduciary

Letter from CEO Kunal Kapoor Third-Quarter Earnings 2026 © October 28, 2026. Morningstar. All Rights Reserved. coverage. That can make it easier for employers to tailor lineups to their employee base and reduce disruption to existing plan lineups that are adopting our service. Looking ahead, we’re working with a leading private asset manager to design private market investments to offer within an advisor or traditional managed accounts service. Our teams are helping to identify an appropriate asset allocation and structure a liquidity sleeve to account for the illiquidity of the underlying assets. All in all, we’re positioning the business for today’s retirement market and see a good runway for growing the business while helping investors achieve their retirement objectives. Closing Thoughts I know that many of you pay close attention to PitchBook’s licensed user count, so I want to highlight a small change we’re making to that metric. Historically, our count of licensed users included only licensed users of the PitchBook platform. Our direct data product did not involve the licensing of individual users, and until recently, access to our PitchBook Data Premium Connector required a PitchBook platform license. As part of a large renewal, we added a meaningful number of new licensed users with access to the PitchBook Data Premium Connector in the third quarter who are not concurrently PitchBook platform users. Beginning this quarter, we are including licensed connector users in our total licensed user count. We believe this provides a more complete view of user adoption and expect to see future growth driven by this use case. Finally, just a reminder that we will be taking investor question submissions through Thursday, Nov. 5, 2026, with a targeted 8-K response date of Wednesday, Nov. 25. For the full schedule through January 2027, please see page 52 of our investor presentation.

Letter from CEO Kunal Kapoor Third-Quarter Earnings 2026 © October 28, 2026. Morningstar. All Rights Reserved. What I'm Reading Here is recent commentary by our researchers that I especially enjoyed:  New Enhancements for Morningstar’s Semiliquid Fund Medalist Ratings, Bryan Armour, Oct. 21, 2026  Debunking 8 Myths About Private Credit and Semiliquid Funds, Eric Jacobson, Oct. 16, 2026  Leveraged Loan Market Takes on AI Infrastructure Debt, Alvaro Ledgard, Oct. 16, 2026  High Growth, Low Margins, No Moat: Neoclouds Have a Ceiling as an Investment Class, Luke Yang, Oct. 13, 2026  Q4 2026 OpenAI: Priced on a Target It Has Not Hit, Harrison Rolfes, Oct. 12, 2026  Your Nontraded REIT Pays You Regularly, but Is Your Money Trapped? David Reyna, Oct. 7, 2026  Moats and Monetization in AI: Our View on How Frontier AI Labs Are Building Economic Moats, Malik Ahmed Khan, Tucker Hawthorne, Dhruv Kothari, Oct. 5, 2026  AI Financing Partnerships Are Credit-Positive for Nvidia and Data-Center Operators, Vineet Khattar and Toby Moerschen, Oct. 2, 2026  Building the Bridge to Wealth, Morningstar and Cerulli Associates, October 2026  4 Key Questions for Investors to Ask at the Start of Q4, Dan Lefkovitz, Sept. 30, 2026  How AI Infrastructure and Data Centers Could Enter 401(k) Portfolios, Miguel Puerto, Sept. 30, 2026  Q3 2026 Anthropic: IPO Impact, Harrison Rolfes, Sept. 30, 2026  Tighter Financing Conditions: Uneven Credit Effects Across Corporate Asset Classes, Erin Davis, Stacey Mawson, Aarti Magan, Jason Graffam, Sept. 17, 2026  Asset Owner Perspectives Survey 2026: Quantitative Analysis, Margaret Stafford, Sept. 16, 2026  Demystifying Semiliquid Fund Fees, Bryan Armour, Sept. 9, 2026  The Magnificent Seven Through an ESG Lens, Henzy Richter, Alina Olaru, Melissa Bird, September 2026  Artificial Intelligence and the Real Test of Trust, Kilian Theil, Aug. 26, 2026  Diminishing Returns to Scale, Taylor Criswell, July 17, 2026 You may also appreciate these recent pieces that share more about our research, strategy, and product innovations:  Why Kunal Kapoor turned down a better-paid job to join Morningstar, CNBC Executive Decisions, Oct. 27, 2026  How American Retirees on Different Incomes Rely on Social Security, The New York Times, Oct. 12, 2026  Morningstar rolls out agentic AI platform built on its research, InvestmentNews, Oct. 7, 2026  Growing signs of stress in private credit: DBRS, Investment Executive, Sept. 22, 2026  Morningstar integrates with Marloo to give advisers AI fund research, Citywire, Sept. 2, 2026  Private-Credit Default Rates Could Be Downplaying Risk, Pitchbook Says, The Wall Street Journal, Aug. 18, 2026 Thank you for your continued trust. Best regards, Kunal

Letter from CEO Kunal Kapoor Third-Quarter Earnings 2026 © October 28, 2026. Morningstar. All Rights Reserved. This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial or operating performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “will,” “can,” “estimate,” “predict,” “potential,” “prospects,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar’s business and financial results, including expectations regarding company strategies and objectives, value creation, share repurchase activity, AI initiatives, public private convergence and Morningstar Retirement, among others, are in our filings with the SEC, including our most recent reports on Forms 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this letter references non-GAAP financial measures including, but not limited to, organic revenue, free cash flow, adjusted operating income and adjusted operating margin. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A discussion of our third- quarter results, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures described in this letter, is provided in our earnings materials for the third quarter, which have been furnished to the SEC and is available on our website. Articles, videos and links referred to or included in this letter are not incorporated by reference into this letter or any other SEC filing.